SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                               FORM 8-K


                             CURRENT REPORT

                    Pursuant to Section 13 or 15 (d)
                 of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         July 13, 1999
                                                -----------------------------

                          JACKSONVILLE BANCORP, INC.
                          --------------------------

      TEXAS                         0-28070                  75-2632781
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(State of Incorporation)        (Commission File)             (IRS No.)



COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS           75766
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(Address of Principal Executive Offices)                        (Zip Code)



                              (903) 586-9861
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            (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
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          (Former Name or Former Address, if changed since last report)


Item 5.   Other Events
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       On July 13, 1999, Jacksonville Bancorp, Inc. (the "Company") issued a press release announcing the Company's third quarter earnings. The press release is attached hereto as Exhibit 99.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits:

               No.         Description
               ---         -----------

               99          Press Release, dated July 13, 1999


                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 JACKSONVILLE BANCORP, INC.



Date:     07/13/99               By:  /s/Jerry Chancellor
     ------------------               --------------------------
                                      Jerry Chancellor
                                        President